EXECUTIVE INCENTIVE RETIREMENT PLAN AGREEMENT


         THIS AGREEMENT, made and entered into this _______ day of __________, 20____, by and between Gloucester County Federal Savings Bank, a Bank organized and existing under the laws of the United States (hereinafter referred to as the "Bank"), and ____________________ an Executive of the Bank (hereinafter referred to as the "Executive");

         WHEREAS, the Bank and the Executive wish to enter into an agreement relating to the Executive's services to the Bank upon the terms and conditions herein set forth;

         WHEREAS, it is the intent of the parties hereto that this Executive Incentive Retirement Plan Agreement (hereinafter referred to as the "Executive Plan") be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits to the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status; and

         NOW, THEREFORE, in consideration of the payments herein provided and of the mutual agreements contained herein, the parties hereto agree as follows:

I.       EXECUTIVE'S SERVICES

         So long as the Executive shall continue to be an officer of the Bank the Executive shall devote the Executive's best efforts to the performance of the Executive's duties as an officer of the Bank.

II.      AWARD

         The Award covered under this Agreement shall be the Award(s) paid to the Executive for the Executive's services as determined in the sole discretion of the Board of the Bank based upon the criteria attached hereto as Exhibit "A" and fully incorporated herein by reference. Said criteria in Exhibit "A" may be modified by the Board in its sole discretion at any time. The Award(s) deferred under this Agreement shall be credited to the Executive in the manner and by the terms and conditions specified in Paragraph IV.

III.     VESTING

         The Executive shall be vested in each Award individually at a rate of twenty percent (20%) per full year of employment with the Bank from the date of each such Award. On and subsequent to the Executive attaining age sixty-five (65) while in the continuous employ of the Bank, the Executive shall be one hundred percent (100%) vested in any and all Awards to said date.

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IV.      CREDITS TO INCENTIVE RETIREMENT PLAN ACCOUNT

         The Bank shall establish a bookkeeping account for the Executive (hereinafter referred to as the "Executive Incentive Retirement Plan Account"), which shall be credited on the dates such Award(s) as defined in Paragraph II are granted.

V.       INTEREST ON THE INCENTIVE RETIREMENT PLAN ACCOUNT

         The Executive Incentive Retirement Plan Account shall be credited with an amount that is in addition to the Award(s) credited under Paragraph
         IV. Such amount shall be determined by multiplying the balance of the Executive's Account by a rate of interest equal to the New York average prime lending rate for each year as quoted in the Wall Street Journal. Such rate shall be adjusted annually. Such amount shall be credited as long as there is a balance in the Executive's Incentive Retirement Plan Account and shall be credited on December 31 of each year.

VI.      NATURE OF THE INCENTIVE RETIREMENT PLAN ACCOUNT

         The Executive Incentive Retirement Plan Account shall be utilized solely as a device for the measurement and determination of the amount of Incentive Retirement Plan to be paid to the Executive at the times hereinafter specified and the Bank shall not segregate any of its assets in order to satisfy any obligations under this Agreement. The Executive Incentive Retirement Plan Account shall not constitute or be treated as a trust fund of any kind. On the contrary, it is understood that all amounts credited to the Executive Incentive Retirement Plan Account shall be for the sole purpose of bookkeeping and remain the sole property of the Bank, and that the Executive shall have no ownership rights of any nature with respect thereto. The Executive's rights are limited to the right to receive payments as hereinafter provided, and the Executive's position with respect thereto is that of a general unsecured creditor of the Bank.

VII.     PAYMENT OF EXECUTIVE'S DEFERRED COMPENSATION

         Subject to Paragraph XIII, the amounts in the Executive Incentive Retirement Plan Account shall be paid in equal annual installments for fifteen (15) years, or in a lump sum, as elected by the Executive at least one (1) year prior to being eligible to receive said benefits. If no such election is made, said amount shall be paid for fifteen (15) years as set forth in this Agreement. The amount payable shall be the balance of the Executive's Incentive Retirement Plan Account as defined in Paragraph VI, including all interest credited as of the date of retirement, pursuant to Paragraph V. Said installment payments of deferred amounts or said lump sum shall commence on the first day of the calendar month following the end of the Executive's term of office due to retirement, resignation,


                                       2

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         removal, failure to be reelected or the Executive's  sixty-fifth (65th)
         birthday, whichever event last occurs.

VIII. DEATH OF EXECUTIVE PRIOR TO TERMINATION OF SERVICE OR COMMENCEMENT OF PAYMENTS

         In the event of the death of the Executive prior to termination of service or commencement of payments, the Executive's vested percentage of the account balance on the date of death shall be paid in a lump sum to such individual(s) or entity(ies) as the Executive may have designated in writing and filed with the Bank. Said amount shall be paid on the first day of the second month following the decease of the Executive. In the event no designation is made, the Executive's vested percentage of the account balance on the date of death shall be paid, in a lump sum, as set forth herein to the duly qualified executor or administrator of the Executive's estate, provided however if no such executor or administrator is appointed, the Bank shall not paid said lump sum until said appointment.

IX.      DEATH OF EXECUTIVE SUBSEQUENT TO COMMENCEMENT OF PAYMENTS

         In the event of the death of the Executive after commencement of payments but prior to the Executive receiving all payments due the Executive under this Agreement, the remaining vested percentage of the account balance on the date of death shall be paid in a lump sum, on the first day of the second month following the decease of the Executive, to such individual(s) or entity(ies) as the Executive may have designated in writing and filed with the Bank. In the event no designation is made, the Executive's vested percentage of the account balance on the date of death shall be paid, in a lump sum, as set forth herein to the duly qualified executor or administrator of the Executive's estate, provided however if no such executor or administrator is appointed, the Bank shall not pay said lump sum until said appointment.

X.       RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executives, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the

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

         absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien, right, title or interest in any specific funding investment or to any assets of the Bank.

         For any Executive who begins employment with the Bank subsequent to the Effective Date of this Agreement, if the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

XI.      MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:
                  ---------------------------------------

                  Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of Bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's. obligations and liabilities pursuant to this agreement shall forthwith cease and terminate.

         B.       Binding Obligation of the Bank and any Successor in Interest:
                  ------------------------------------------------------------

                  The Bank shall not merge or consolidate into or with another Bank or sell substantially all of its assets to another Bank, firm or person until such Bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.       Amendment or Revocation:
                  -----------------------

                  It is agreed by and between the parties hereto that this Executive Incentive Retirement Plan Agreement may be amended or revoked at any time or times, in whole or in part, by the Bank in its sole discretion. Upon a change of control as set forth in Paragraph XIII herein, it is agreed by and between the parties hereto that this Executive Incentive retirement plan agreement may be amended or revoked any time or times, in whole or in

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                  part, only by the mutual written consent of the Executive  and the Bank.

        D.        Gender:
                  ------

                  Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

        E.        Effect on Other Bank Benefit Plans:
                  ----------------------------------

                  Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F.       Headings:
                  --------

                  Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

         G.       Applicable Law:
                  --------------

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey.

         H.       12 U.S.C. 4 1828(k):
                  -------------------

                  Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

         I.       Partial Invalidity:
                  ------------------

                  If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

         J.       Employment:
                  ----------

                  No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the

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

                  Executive,  nor shall any  conditions  herein  create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever his or her employment at any time.

XII.     ERISA PROVISION

         A.       Named Fiduciary and Plan Administrator:
                  --------------------------------------

                  The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be Gloucester County Federal Savings Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:
                  --------------------------------

                  In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to, the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

                  If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty
                  (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments they may feel appropriate. The Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific

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

                  provisions of the Plan Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration within six (6) months from the actual or calculated date of the final written review. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that unless otherwise agreed by mutual written consent of both parties, there shall be no other alternative dispute resolution in law or equity other than binding arbitration and they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted for determination. The arbitrator shall determine any award of attorney's fees or other costs of arbitration to the prevailing party.

         C. Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder. A determination by an arbitrator that a discharge or non reelection was not "for cause" shall govern the parties solely as to payment of benefits and shall not entitle the Executive to be reinstated or re-elected to office.

XIII.             CHANGE OF CONTROL

                  Change of control shall be deemed, to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the date of this agreement. For the purposes of this agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank, shall not be considered in determining whether there has been a change in control

 XIV.             DISCHARGE OR NON RE-ELECTION FOR CAUSE

                  In the event the Executive shall be discharged or not re-elected for cause at any time, all benefits provided herein shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) negligence or neglect; (ii) the commission of a felony, disorderly persons offense or misdemeanor involving moral turpitude, fraud or dishonesty; (iii) the willful violation of any law, rule or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties;, or (v) a breach of fiduciary duty involving

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

                  personal profit. If a dispute arises as to payment of benefits premised upon whether a discharge or non re-election is "for cause," such dispute shall be resolved by arbitration as set forth in PARAGRAPH XII (B). A determination by an arbitrator that a discharge or non re-election was not "for cause" shall govern the parties solely as to the payment of benefits hereunder and shall not entitle the Executive to be reinstated or re-elected to office.

XV.      EFFECTIVE DATE

         The Effective date of this Agreement shall be January 1, 20____.


          IN WTTNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.


                                          GLOUCESTER COUNTY FEDERAL SAVINGS BANK
                                          Sewell, New Jersey


_____________________________             By:___________________________________
Attest


-----------------------------             --------------------------------------
Witness                                   Executive

                          BENEFICIARY DESIGNATION FORM
                     FOR THE EXECUTIVE INCENTIVE RETIREMENT
                                 PLAN AGREEMENT

I.       PRIMARY DESIGNATION
         -------------------
         (You may refer to the beneficiary designation information prior to completion.)

         A.  Person(s) as a Primary Designation:
             ----------------------------------
             (Please indicate the percentage for each beneficiary.)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         B.  Estate as a Primary Designation:
             -------------------------------

         My Primary Beneficiary is The Estate of _______________________________

         as  set  forth  in  the  last will and testament dated the ________ day of ________________________, _______ and any codicils thereto.

         C.  Trust as a Primary Designation:
             ------------------------------

         Name of the Trust: ____________________________________________________

         Execution Date of the Trust: _______/_______/_______

         Name of the Trustee: __________________________________________________

         Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

         _______________________________________________________________________

         _______________________________________________________________________

         Is this an Irrevocable Life Insurance Trust? _______Yes      _______ No

         (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.      SECONDARY (CONTINGENT) DESIGNATION

         A.  Person(s) as a Secondary (Contingent) Designation:
             -------------------------------------------------
             (Please indicate the percentage for each beneficiary.)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         B.  Estate as a Secondary (Contingent) esignation:
             ---------------------------------------------

         My Secondar Beneficiary is The Estate of ______________________________

         as  set  forth  in  the  last will and testament dated the ________ day of ________________________, _______ and any codicils thereto.

         C.  Trust as a Secondary (Contingent) Designation:
             ---------------------------------------------

         Name of the Trust: ____________________________________________________

         Execution Date of the Trust: _______/_______/_______

         Name of the Trustee: __________________________________________________

         Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

         _______________________________________________________________________

         _______________________________________________________________________

         All sums payable under the Director Fee Continuation Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


         _______________________________              __________________________
         Executive                                    Date

                              DEFERRAL DECLARATION




I.       DISTRIBUTION ELECTION

         Pursuant to the Provisions of my Executive Incentive Retirement Plan Agreement with Gloucester County Federal Savings Bank, I hereby elect to have any distribution of the balance in my Incentive Retirement Plan Account paid to me in installments as designated below:


         ______  Lump sum.


         ______ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.




Date: _____________________ Executive: _________________________________________